UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NOVAVAX, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following communication was made available by Novavax, Inc. on Twitter and LinkedIn on July 7, 2023:

Your vote is important! Please remember to vote ahead of the upcoming Annual Meeting of Stockholders. Voting remains open until July 10, 2023, 11:59pm EST. Open the link for event details, 2022 Annual Report, and 2023 Proxy Statement: https://lnkd.in/gViPDYwe

Stockholders will need the control number that they received via mail or email in order to vote. Voting options:

Internet: www.proxyvote.com

Phone: 1-800-690-6903